Exhibit 10.5

ADOPTION AGREEMENT
ARTICLE 1
NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01    PLAN INFORMATION
(g)    Plan Status (check appropriate box(es)):
(1)    ❑    New Plan Effective Date:

(2)	☑ Amendment Effective Date: 1/1/2009
This is (check one):

(A)	☑ an amendment and restatement of a Basic Plan Document No. 02 Adoption Agreement previously executed by the Employer; or

(B)	❑ a conversion to a Basic Plan Document No. 02 Adoption Agreement.
The original effective date of the Plan:

(3)
❑    This is an amendment and restatement of the Plan and the Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement. The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

(4)
❑    Special Effective Dates. Certain provisions of the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

(5)
☑    Plan Merger Effective Dates. Certain plan(s) were merged into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 1	Non-Std PS Plan

1.02    EMPLOYER

(b)	The term “Employer” includes the following Related Employer(s) (as defined in Subsection 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

Employer:	Tax ID:
Berkeley HeartLab, Inc.	33-0685751

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 2	Non-Std PS Plan

1.05    COMPENSATION
Compensation for purposes of determining contributions shall be as defined in Section 5.02, modified as provided below.

(a)
Compensation Exclusions: Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or, if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer-provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

(1)	❑ No exclusions.

(2)	❑ Overtime Pay.

(3)	☑ Bonuses.

(4)	☑ Commissions.

(5)	☑ The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

(6)	☑ Severance Pay.

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 3	Non-Std PS Plan

1.10	MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions, is checked)
(a)    ☑    Basic Matching Employer Contributions (check one):

(1)
☑    Non-Discretionary Matching Employer Contributions - The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)):

Note: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the "ADP" test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.
(A)    ☑    Single Percentage Match: 100%
(B)    ❑    Tiered Match:
_____% of the first_____% of the Active Participant's Compensation contributed to the Plan,
_____% of the next _____% of the Active Participant's Compensation contributed to the Plan,
_____% of the next_____% of the Active Participant's Compensation contributed to the Plan.
Note: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

(C)	☑ Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

(i)	☑ Deferral Contributions in excess of 5% of the Participant's Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.
Note: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

(ii)	❑ Matching Employer Contributions for each Participant for each Plan Year shall be limited to $_____.

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 4	Non-Std PS Plan

1.13    RETIREMENT
(a)    The Normal Retirement Age under the Plan is (check one):
(1)    ❑    age 65.
(2)    ☑    age 59.5 (specify between 55 and 64).

(3)	❑ later of age _____ (not to exceed 65) or the fifth anniversary of the Participant's Employment Commencement Date.

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 5	Non-Std PS Plan

1.14    DEFINITION OF DISABLED
A Participant is disabled if he/she (cheek the appropriate box(es)):

(a)	☑ satisfies the requirements for benefits under the Employer's long-term disability plan.

(b)	☑ satisfies the requirements for Social Security disability benefits.

(c)	☑ is determined to be disabled by a physician approved by the Employer.

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 6	Non-Std PS Plan

1.15    VESTING

(c)	☑ A vesting schedule more favorable than the vesting schedule(s) selected above applies to certain Participants. Please complete the Vesting Schedule Addendum to the Adoption Agreement.

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 7	Non-Std PS Plan

1.18    IN-SERVICE WITHDRAWALS

(d)
☑    Protected In-Service Withdrawal Provisions - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

(1)	❑ an in-service withdrawal of vested employer contributions maintained in a Participant's Account (check (A) and/or (B)):

(A)	❑ for at least _____ (24 or more) months.

(i)
❑    Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

(B)	❑ after the Participant has at least 60 months of participation.

(i)
❑    Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

(2)
☑    another in-service withdrawal option that is a "protected benefit" under Code Section 411(d)(6) or an in-service hardship withdrawal option not otherwise described in Section 1.18(a). Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 8	Non-Std PS Plan

AMENDMENT EXECUTION PAGE
This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.
The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date
1.01(g)(5) & Special Effective Dates Addendum for Plan Mergers	1 & 10	1/1/2009
1.02(b)	2	1/1/2009
1.05(a)	3	1/1/2009
1.10(a)(1)(C)(i)	4	1/1/2009
1.13(a)	5	1/1/2009
1.14	6	1/1/2009
1.15(c) & Vesting Addendum	7 & 12	1/1/2009
1.18(d) (2) & Protected In-Service Withdrawal Addendum	8 & 11	1/1/2009
		1/1/2009

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 10th day of December, 2008.

Employer: Celera Corporation By: /s/ Paul Arata Title: VP HR; Admin	Employer: Celera Corporation By: /s/ William F. Wourms Title: Director Compensation & Benefits
Accepted by: Fidelity Management Trust Company, as Trustee By: /s/ Michelle R. Muench Date: 12-12-08 Title: Authorized Signatory

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 9	Non-Std PS Plan

ADDENDUM
Re: SPECIAL EFFECTIVE DATES
for
Plan Name:    Celera 401(k) Plan

(b)
☑    Plan Merger Effective Dates - The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

(1)	Name of merged plan: ______________________________________________
The Employee 401(k) Savings Plan of Applera Corporation
________________________________________________________________________
Effective Date:     7/3/2008

(2)	Name of merged plan: ______________________________________________
Berkeley HeartLab, Inc. 401(k) Plan
________________________________________________________________________
Effective Date:     1/1/2009

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 10	Non-Std PS Plan

ADDENDUM
Re: SPECIAL EFFECTIVE DATES
for
Plan Name:    Celera 401(k) Plan

(d)	☑ Other In-Service Withdrawal Provisions - In-service withdrawals from a Participant's Accounts specified below shall be available to Participants who satisfy the requirements also specified below:
Disability triggers the availability of an in-service withdrawal. For this purpose only, disability means the Participant, because of a physical or mental disability, will be unable to perform the duties of his/her customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Plan Administrator considers will be of long continued duration. A Participant also is disabled if he/she incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. Employee Deferral Contributions, Qualified Nonelective Employer Contributions (if applicable), Qualified Matching Employer Contributions (if applicable), Safe Harbor Contributions (if applicable), Nonelective Employer Contributions (if applicable) and Matching Employer Contributions of money are available for this in-service withdrawal.
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 11	Non-Std PS Plan

ADDENDUM
Re: VESTING SCHEDULE
for
Plan Name:    Celera 401(k) Plan
(a)    More Favorable Vesting Schedule

(1)	The following vesting schedule applies to the class of Participants described in (a)(2) below:
Source: Prior BHL Match

Years of Service	Vesting Percent
Less than 1	100
1	100

(2)	The vesting schedule specified in (a)(1) above applies to the following class of Participants:
Berkeley HeartLab, Inc. 401(k) Plan participants with match assets transferred as of 01/01/2009

Plan Number: 83041 The CORPORATEplan for RetirementSM	© 2007 FMR Corp. All rights reserved. 12	Non-Std PS Plan